POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby

constitutes and appoints each of Jeffrey D. Fisher, Randy C.
Martin and
Randy C. Ridenhour, signing singly, the true and lawful attorney-in-fact of the undersigned:

    (1) To execute for and on behalf of the
undersigned, in
	   the undersigned's capacity as a director and/or

officer of Spartech Corporation, a Delaware
	   corporation (the
"Company"), Forms 3, 4, and 5 in
	   accordance with
	   Section 16(a)
of the Securities Exchange
	   Act of 1934 and the rules thereunder;


    (2) To do and perform any and all acts for and on behalf of the undersigned which may be
	   necessary or desirable to complete and

execute any such Form 3, 4, or 5, complete
	   and execute any amendment
or amendments
	   thereto, and timely file such form with the

United States Securities and Exchange
	   Commission and any stock
exchange or
	   similar authority; and

    (3) To take any other
action of any type
	   whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-
	   fact, may be of benefit
to, in the best
	   interest of, or legally required by, the

undersigned, it being understood that the
	   documents executed by such
attorney-in-fact
	   on behalf of the undersigned pursuant to this
Power of Attorney shall be in such
	   form and shall contain such terms
and
	   conditions as such attorney-in-fact may
	   approve in such
attorney-in-fact's
	   discretion.

The undersigned hereby grants
to each such attorney-in-
fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

This Power of
Attorney shall remain in full force and
effect until the undersigned is
no longer required to
file Forms 3, 4, and 5 with respect to the

undersigned's holdings of and transactions in securities issued by the
Company, unless earlier
revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF,
the undersigned has caused this
Power of Attorney to be executed as of
this 10th day of
April, 2003.



						 /s/ Randy C. Martin

							Signature
							Randy C. Martin
							Print Name